UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
Countrywide Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8422	13-2641992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4500 Park Granada, Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Exhibits are filed herewith in connection with the issuance on November 8, 2006 by Countrywide Capital V, a Delaware statutory trust, of 59,800,000 of its 7.000% Capital Securities (liquidation preference $25 per Capital Security) and by Countrywide Financial Corporation of debt securities and guarantees related thereto pursuant to the Registration Statement on Form S-3 (File No. 333-131707), as amended by that certain Post-Effective Amendment No. 1 filed on October 27, 2006.
Item 9.01. Exhibits.

1.5	Underwriting Agreement, dated November 1, 2006, regarding the 7% Capital Securities to be issued by Countrywide Capital V.

4.27	Guarantee Agreement, dated as of November 8, 2006, by and between Countrywide Financial Corporation, as Guarantor and The Bank of New York, as Guarantee Trustee.

4.28	Junior Subordinated Indenture, dated as of November 8, 2006, by and between Countrywide Financial Corporation and The Bank of New York, as Trustee.

4.29	Supplemental Indenture, dated as of November 8, 2006 by and between Countrywide Financial Corporation and The Bank of New York, as Trustee, providing for the 7% Junior Subordinated Deferrable Interest Debentures Due October 15, 2036 of Countrywide Financial Corporation.

4.30	Form of 7% Junior Subordinated Deferrable Interest Debenture Due October 15, 2036 of Countrywide Financial Corporation.

4.31	Amended and Restated Declaration of Trust of Countrywide Capital V, dated as of November 8, 2006, by and among Sandor E. Samuels, Jennifer Sandefur and Eric P. Sieracki, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee and Countrywide Financial Corporation, as Sponsor and Debenture Issuer.

4.32	Form of 7% Capital Security (liquidation amount $25 per Capital Security) of Countrywide Capital V (included in Exhibit 4.31).

8.1.1	Opinion of Munger, Tolles & Olson LLP as to certain tax matters dated November 8, 2006.

23.3.2	Consent of Munger, Tolles & Olson LLP (included in Exhibit 8.1.1).

99.1	Replacement Capital Covenant, dated as of November 8, 2006 by Countrywide Financial Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Date: November 8, 2006	By:	/s/ Eric P. Sieracki
		Name:	Eric P. Sieracki
		Title:	Executive Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.5	Underwriting Agreement, dated November 1, 2006, regarding the 7% Capital Securities to be issued by Countrywide Capital V.

4.27	Guarantee Agreement, dated as of November 8, 2006, by and between Countrywide Financial Corporation, as Guarantor and The Bank of New York, as Guarantee Trustee.

4.28	Junior Subordinated Indenture, dated as of November 8, 2006, by and between Countrywide Financial Corporation and The Bank of New York, as Trustee.

4.29	Supplemental Indenture, dated as of November 8, 2006 by and between Countrywide Financial Corporation and The Bank of New York, as Trustee, providing for the 7% Junior Subordinated Deferrable Interest Debentures Due October 15, 2036 of Countrywide Financial Corporation.

4.30	Form of 7% Junior Subordinated Deferrable Interest Debenture Due October 15, 2036 of Countrywide Financial Corporation.

4.31	Amended and Restated Declaration of Trust of Countrywide Capital V, dated as of November 8, 2006, by and among Sandor E. Samuels, Jennifer Sandefur and Eric P. Sieracki, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee and Countrywide Financial Corporation, as Sponsor and Debenture Issuer.

4.32	Form of 7% Capital Security (liquidation amount $25 per Capital Security) of Countrywide Capital V (included in Exhibit 4.31).

8.1.1	Opinion of Munger, Tolles & Olson LLP as to certain tax matters dated November 8, 2006.

23.3.2	Consent of Munger, Tolles & Olson LLP (included in Exhibit 8.1.1).

99.1	Replacement Capital Covenant, dated as of November 8, 2006 by Countrywide Financial Corporation.

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